UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 17, 2009

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a), (b) The Audit Committee of the Board of Directors (the "Audit Committee") of Core Molding Technologies, Inc. (the "Company") conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the year ending December 31, 2009. The Audit Committee invited several firms to participate in this process, including Deloitte & Touche LLP ("Deloitte"), the Company's independent registered public accounting firm since 1996.

As a result of this process and following careful deliberation, effective August 17, 2009, the Audit Committee approved the engagement of Crowe Horwath LLP ("Crowe") as the Company's independent registered public accounting firm for the year ending December 31, 2009. The Audit Committee also informed Deloitte that it was dismissed as the Company’s independent registered public accounting firm effective as of August 17, 2009.

Deloitte's audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through August 17, 2009, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated August 21, 2009, is attached as Exhibit 99(a) hereto.

In deciding to engage Crowe, the Audit Committee reviewed auditor independence and existing commercial relationships with Crowe, and concluded that Crowe has no commercial relationship with the Company that would impair its independence. During the years ended December 31, 2009, and 2008, and in the subsequent interim period through August 17, 2009 neither the Company nor anyone acting on its behalf has consulted with Crowe on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit
Number Exhibit

99(a) Letter of Deloitte & Touche LLP dated August 21, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

August 21, 2009	By:	Herman F. Dick Jr.

Name: Herman F. Dick Jr.
Title: Vice President, Secretary, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.a	Letter of Deloitte & Touche LLP dated August 21, 2009.